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                                                                EXHIBIT 10.17(f)





                               LETTER OF AMENDMENT


                                December 12, 1997

Prudential Securities Credit Corporation
One New York Plaza, 12th Floor
Whole Loan Operations
New York, New York  10292-2012
Attention:  Mr. Dan Lynch
Telecopy:  212-778-8876
Confirmation:  212-778-7462

                  1. Pursuant to the Interim Loan and Security Agreement, dated as of November 22, 1996 (as amended from time to time, the "Agreement"), between you and Aames Capital Corporation (the "Borrower"), the undersigned Borrower hereby requests:

                  (i) subject to the condition set forth in paragraph 2, that the Maximum Funding Amount for the Funding Period be increased to, for the period from September 30, 1997 to but excluding the earlier of December 31, 1997 and the date that the Certificates shall be issued by the Aames Mortgage Trust 1997-D, to $325,000,000; provided that, if the Aames Mortgage Trust 1997-D shall fail to issue the Certificates on or prior to December 19, 1997, interest shall accrue on the $75,000,000 by which the Maximum Funding Amount was increased at a rate of $2,500 per day for each day of the Funding Period following December 19, 1997; and

                  (ii) that the Designated Trust in respect of the Advances to be made during the Funding Period as so extended be Aames Mortgage Trust 1997-D.

The undersigned Borrower agrees that, upon acceptance by the Lender of this Letter of Amendment by signing and dating the same below, the Borrower will be bound by the terms of the Agreement as amended by this Letter of Amendment in the manner set forth in this paragraph 1.

                  2. The Lender agrees to make the above-referenced increase in the Maximum Funding Amount, subject to the condition that Aames Financial Corporation or a wholly-owned subsidiary thereof ("Aames") agrees to appoint the Lender as lead manager for one of the anticipated securitizations of home equity loan assets by Aames which occurs in the first or second calendar quarter of 1998.


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                  3. The undersigned Borrower hereby certifies that the
following statements are true and correct on the date hereof and shall be true and correct on the date of the increase of the Maximum Funding Amount requested herein, before and after giving effect thereto:

         A. Each of the representations and warranties contained in the Agreement, the Custodial Agreement and the Guarantee is true and correct in all material respects; provided that the reference to September 30, 1996 in Sections 5(a)(iv) and 5(a)(vii) of the Agreement shall be deemed to be a reference to June 30, 1997; and

         B.       No Default or Event of Default has occurred and is continuing.

                  4. Unless otherwise defined in this Letter of Amendment, terms defined in the Agreement shall have their defined meanings when used herein.

                  5. Except as expressly modified by this Letter of Amendment, the Agreement shall be in full force and effect.

                  6. This Letter of Amendment and the rights and obligations of the parties hereunder and under the Agreement as amended hereby shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  7. The undersigned Borrower is delivering to the Lender herewith, or on or prior to December 26, 1997 an opinion of counsel to the Borrower, substantially in the form of Exhibit B-1 to the Agreement. It is expressly agreed by the Borrower that if the opinion of counsel referred to in this paragraph 6 is not delivered to the Lender on or prior to December 26, 1997, the extension provided for in this Letter of Amendment, and the Lender's obligation to make Advances, shall automatically terminate and be of no further force or effect.

                             SIGNATURE PAGE FOLLOWS



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                  IN WITNESS WHEREOF, the undersigned Borrower has caused this
Letter of Amendment to be executed and delivered by its proper and duly authorized officers as of the day and year first above written.

                                        AAMES CAPITAL CORPORATION

                                        By: /s/ Mark E. Elbaum
                                            --------------------------
                                            Name: Mark E. Elbaum
                                            Title: Senior Vice President-Finance

AGREED TO AND ACCEPTED:

PRUDENTIAL SECURITIES CREDIT
CORPORATION

By: /s/ Jeffrey K. French
    -----------------------------
    Name:  Jeffrey K. French
    Title:   Vice President

Date: December 12, 1997


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                                  SECURED NOTE
                                ENDORSEMENT NO. 2


                                                               December 12, 1997


                  The undersigned Borrower hereby agrees with Prudential Securities Credit Corporation (the "Lender") that the Secured Note of the Borrower, dated November 22, 1996, as it may have been previously amended by endorsement, in the maximum principal amount of $250,000,000, to which this Secured Note Endorsement No. 2 is attached, is hereby amended by changing the maximum principal amount of the Secured Note to $325,000,000.

                  This Secured Note Endorsement No. 2 is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Secured Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Secured Note Endorsement No. 2 to the Secured Note.

Borrower:                                 AAMES CAPITAL CORPORATION

                                          By:_____________________________
                                             Name:
                                             Title:


Lender:                                   PRUDENTIAL SECURITIES CREDIT
                                            CORPORATION

                                          By:_____________________________
                                             Name:
                                             Title:





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            [LETTERHEAD OF COUNSEL TO THE BORROWER AND THE GUARANTOR]




                            ______________ ___, 1997






Prudential Securities Credit Corporation
One New York Plaza
New York, New York  10292-2012

Gentlemen:

                  I am counsel to Aames Capital Corporation, a California corporation (the "Borrower"), and Aames Financial Corporation, a Delaware corporation (the "Guarantor"), and have acted as such in connection with the execution and delivery of the following documents:

                   (i) the Interim Loan and Security Agreement, dated as of November 22, 1996, (the "Interim Loan Agreement"), between Prudential Securities Credit Corporation (the "Lender") and the Borrower;

                  (ii) the Secured Note (the "Note") dated November 22, 1996, made by the Borrower in favor of the Lender and the Endorsement, dated December 12, 1997, to the Secured Note (the "Endorsement");

                 (iii) the Custodial Agreement, dated as of November 22, 1996, (the "Custodial Agreement"), among the Borrower, the Lender and Bankers Trust Company of California, N.A. (the "Custodian");

                  (iv) the Intercreditor and Joint Shipment Agreement, dated as of November 22, 1996 (the "Intercreditor Agreement"), among NationsBank of Texas, N.A. and the Custodian, as joint custodians, the Lender and the Borrower;

                  (v) the Guarantee, dated as of November 22, 1996 (the "Guarantee"), made by the Guarantor in favor of the Lender; and

                  (vi) the Letter of Amendment, dated December 12, 1997 (the "Letter of Amendment"), between the Borrower and the Lender.

                  This opinion is being delivered to you pursuant to Section 2(a) of the Interim Loan Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Interim Loan Agreement.


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                  I have examined executed copies of the Interim Loan Agreement, the Note, the Intercreditor Agreement, the Custodial Agreement, the Guarantee, the Endorsement and the Letter of Amendment. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower, and such certificates of public officials, certificates of corporate officers, and other documents, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions hereinafter expressed I have assumed that each party to each of the Interim Loan Agreement, the Intercreditor Agreement and the Custodial Agreement (other than the Borrower) has the corporate power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Interim Loan Agreement, the Intercreditor Agreement and the Custodial Agreement by the parties thereto (other than the Borrower) and
(iii) the validity and binding effect on the parties thereto (other than the Borrower) of each of the Interim Loan Agreement, the Intercreditor Agreement and the Custodial Agreement.

                  The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

                  (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally in the event of bankruptcy, insolvency, reorganization, moratorium or receivership.

                  (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  Based upon the foregoing, I am of the opinion that:

                  1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

                  2. The Borrower has the corporate power and legal right to execute and deliver the Endorsement and the Letter of Amendment, to borrow under the Interim Loan Agreement, as amended by the Letter of Amendment, and the Note as amended by the Endorsement, and to grant liens under the Interim Loan Agreement, as amended by the Letter of Amendment, and has taken all necessary corporate action to authorize such borrowing and such granting of liens upon the terms and conditions of the Interim Loan Agreement, as amended by the Letter of Amendment, and to authorize the execution and delivery of the Letter of Amendment. The Borrower is duly licensed as a licensee or is otherwise qualified in each state in which its ownership of property or the conduct of its business requires such licensure or qualification and where failure to be so licensed or qualified would have a material adverse effect on the business of the Borrower, on the Collateral, on the ability of the Borrower to pay or perform the Secured Obligations or on the rights and remedies of the Lender under the Interim Loan Agreement, the Note, the Custodial Agreement, the Intercreditor Agreement or the Guarantee, and the Borrower is, to our knowledge, in compliance in all material respects with each such state's applicable statutes, laws, rules and regulations. No consent of any other


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Person (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau of agency is required connection with the execution and delivery of the Endorsement and the Letter of Amendment or the enforceability of each of the Interim Loan Agreement, as amended by the Letter of Amendment, and the Note, as amended by the Endorsement.

                  3. Each of the Interim Loan Agreement, as amended by the Letter of Amendment, the Note, as amended by the Endorsement, the Intercreditor Agreement and the Custodial Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.

                  4. The Guarantee constitutes the legal, valid, and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  5. The execution and delivery of the Letter of Amendment and the performance of each of the Interim Loan Agreement, as amended by the Letter of Amendment, and the Note, as amended by the Endorsement, will not violate any provision of any existing Federal laws or the laws of the State of California or of the charter or by-laws of the Borrower or of any mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the Borrower is a party or which is binding upon it or its assets, and, to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

                  6. No litigation or administrative proceeding of or before any governmental authority or court is currently pending, or, to the best of my knowledge (after due inquiry), threatened, against the Borrower or its assets, the liability with respect to which is likely to be material to the financial position or results of operations of the Borrower.

                  7. Assuming that the Lender acquired the promissory notes (the "Mortgage Notes") evidencing the Mortgage Loans for value, the Interim Loan Agreement, as amended by the Letter of Amendment, creates in favor of the Lender a security interest under the Uniform Commercial Code (the "UCC") as currently in effect in New York in all rights of the Borrower in the Mortgage Notes. Provided that on the date hereof (i) the Custodian has acquired and maintains continuous possession of the Mortgage Notes within the State of California and
(ii) the Custodian is acting on behalf of the Lender in accordance with the terms of the Custodial Agreement and no other agreements or understandings, written or oral, govern the relationship between the Custodian and the Lender, then, the security interest in the Mortgage Notes granted by the Borrower to the Lender will be, on the date of possession of the Mortgage Notes by the Custodian, perfected and prior to any other security interest which can be perfected under the Uniform Commercial Code as currently in effect in California.

                  I am admitted to practice law in the State of California, and the foregoing opinions are limited to the Federal laws of the United States, the Delaware General Corporation Law and the laws of the State of California. I note that the Interim Loan


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Agreement, the Note, the Custodial Agreement and the Guarantee are governed by the law of the State of New York and, with your consent, I have assumed for purposes of Paragraphs 3, 4 and the first sentence of Paragraph 11 of this opinion that the law of the State of New York is identical to the law of the State of California.

                                Sincerely yours,